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                                                                    EXHIBIT 10.1

                                                                22nd March, 2000

Bank Hapoalim B.M.
Head Office
45 Rothschild Boulevard
Tel-Aviv

To:
BIO - TECHNOLOGY GENERAL ( ISRAEL ) LTD..

                    RE: INTENTION LETTER FOR GRANTING CREDIT

As per your request we ,Bank Hapoalim B.M. hereby confirm that we will provide you with a credit line up to the sum of $ 20,000,000 ( Twenty Million United States Dollars ) ( hereinafter :" the Credit") subject to the terms and conditions as stated hereinbelow:

1.       THE CREDIT

         a) DRAWDOWN PERIOD - from March 1 2000 until December 31, 2000.

         b) DURATION -  for long term credit - 5 ( five) years from each drawdown date.

                        for short term credit - 12 (twelve ) months from each drawdown date.

         c) INTEREST -  for long term credit - LIBOR plus 1% p.a.

                        for short term credit - LIBOR plus 0.5% p.a.

         d) PREPAYMENT - You may on every interest payment date of long term loan prepay such loan without any premium or penalty upon giving at least 14 days prior written notice.

         e) COMMITMENT FEE - 0.125% p.a. of the Credit, to be paid on the beginning of the Drawdown Period.

2. CONDITIONS

       a) You will create in our favour a first ranking floating charge over all your assets in form and substance satisfactory to us. Said charge will rank

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              pari passu with the floating charge you have or will create in favour of Bank Leumi Le-Israel B.M..

       b) You will furnish us with a guarantee signed by Bio - Technology General Corporation in form and substance satisfactory to us to secure the repayment of the Credit.

       c) You will sign and execute all credit documents and other documents concerning the Credit which we customarily require and which will be in form and substance satisfactory to us in all aspects.

       d) The Credit will be granted if there is no legal ( or any other ) impediment thereto.

       e) We would appreciate your acceptance of the above no later than April 15, 2000. If we do not receive your acceptance by the said date , this letter will be null and void.

                                                        Very truly Yours,

                                                        BANK HAPOALIM B.M.

                                                        /s/ R. Simha   G.Moshe


We hereby agree to the conditions set out in this letter.

  /S/
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Bio - Technology General ( Israel) Ltd.